UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 24, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT	06905
(Address of principal executive offices)	(Zip Code)

(203) 961-9106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events.

On November 24, 2004,  The Thomson Corporation (“Thomson”) and Information Holdings Inc. (“IHI”) announced that they have received confirmation that the United States Department of Justice (“DOJ”) has cleared the proposed acquisition of IHI by Thomson, and the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has been terminated accordingly.  No conditions were imposed on the acquisition by the DOJ, and Thomson and IHI expect to close the transaction shortly, subject to the satisfaction of customary closing conditions.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing is qualified in its entirety by reference to such document.

Item 9.01.                       Financial Statements and Exhibits.

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits.

The following exhibit is part of this report:

Exhibit No.	Description

99.1	Copy of the Company’s press release, issued on November 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.

Date: November 26, 2004

	By:	/s/ Vincent A. Chippari
		Name:	Vincent A. Chippari
		Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.1	Copy of the Company’s press release, issued on November 24, 2004.